EXHIBIT 23




                   CONSENT OF INDEPENDENT AUDITORS

      We consent to the incorporation by reference in the following Registration Statements of IMC Global Inc. and in the related prospectuses of our report dated January 31, 2000 with respect to the consolidated financial statements of IMC Global Inc. incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 1999.


                        Commission File No.

                    --------------------------
                    Form S-3          Form S-8
                    --------------------------

                    333-27287        333-00189
                    333-40377        333-00439
                    333-70797        333-22079
                                     333-22080
                                     333-38423
                                     333-40377
                                     333-40781
                                     333-40783
                                     333-56911
                                     333-59685
                                     333-59687
                                     333-70039
                                     333-70041




ERNST & YOUNG LLP
Chicago, Illinois
March 23, 2000